Exploration and evaluation expenditure	12 Months Ended
Dec. 31, 2022
Exploration And Evaluation Expenditure [Abstract]
Exploration and evaluation expenditure	Exploration and evaluation expenditure
Exploration and evaluation expenditure includes costs that are directly attributable to:
–Researching and analysing existing exploration data;
–Conducting geological studies, exploratory drilling and sampling;
–Examining and testing extraction and treatment methods; and/or
–Compiling various studies (order of magnitude, pre-feasibility and feasibility).
Exploration expenditure relates to the initial search for deposits with economic potential. Expenditure on exploration activity undertaken by the Group is not capitalised.
Evaluation expenditure relates to a detailed assessment of deposits or other projects (including smelter and refinery projects) that have been identified as having economic potential. These costs are also expensed until the business case for the project is sufficiently advanced. For greenfield projects, expensing typically continues to a later phase of study compared with brownfield expansions.
The charge for the year and the net amount of intangible assets capitalised during the year are as follows:

	2022 US$m	2021 US$m	2020 US$m
Expenditure in the year (inclusive of cash proceeds of US$1 million (2021: US$7 million; 2020: US$1 million) on disposal of undeveloped projects)	(1,097)	(852)	(711)
Non-cash movements and non-cash proceeds on disposal of undeveloped projects	(6)	23	—
Amount capitalised during the year	207	110	87
Exploration and evaluation expenditure (net of profit relating to interests in undeveloped projects) per income statement	(896)	(719)	(624)